Exhibit 10.3

FINANCING AGREEMENT
between
GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY
and
FOX FACTORY, INC.
as Bondholder

Securing the issuance of not to exceed $75,000,000, in aggregate principal amount of Gainesville and Hall County Development Authority Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020
Dated as of June 1, 2020

Section 510	Warranty Deed and Bills of Sale to be Held by Bondholder	15

	ARTICLE VI
	REVENUES AND FUNDS
Section 601	Source of Payment of Bonds	15
Section 602	Creation of the Bond Fund	15
Section 603	Payments into the Bond Fund	15
Section 604	Use of Moneys in the Bond Fund	16
Section 605	Custody of the Bond Fund	16
Section 606	Non-presentment of Bonds at Maturity	16
Section 607	[Reserved]	16
Section 608	Moneys to be Held in Restricted Account	16
Section 609	Repayment to the Lessee from the Bond Fund	16

	ARTICLE VII
	CUSTODY AND APPLICATION OF PROCEEDS OF BONDS
Section 701	Project Fund; Disbursements	16
Section 702	Completion of the Project	16

	ARTICLE VIII
	INVESTMENTS
Section 801	Project Fund Investments	16
Section 802	Bond Fund Investments	17

	ARTICLE IX
	POSSESSION, USE AND PARTIAL RELEASE OF PROJECT
Section 901	Subordination to Rights of the Lessee	18
Section 902	Release of Leased Equipment	18

	ARTICLE X
	DISCHARGE OF LIEN
Section 1001	Discharge of Lien	18
Section 1002	Provision for Payment of Bonds	18
Section 1003	Discharge of the Financing Agreement	19

	ARTICLE XI
	DEFAULT PROVISIONS AND REMEDIES OF BONDHOLDER
Section 1101	Defaults; Events of Default	19
Section 1102	Acceleration	19
Section 1103	Other Remedies	19
Section 1104	Rights of Bondholders	19
Section 1105	Right of Owners of the Bonds to Direct Proceedings	19
Section 1106	Appointment of Receivers	20
Section 1107	Application of Moneys	20
2

Section 1108	Rights and Remedies Vested in Bondholder	20
Section 1109	Rights and Remedies of Bondholder	20
Section 1110	Termination of Proceedings	20
Section 1111	Waivers of Events of Default	21
Section 1112	Notice of Defaults; Opportunity of the Issuer and Lessee to Cure Defaults	21

	ARTICLE XII
	[RESERVED]	21

	ARTICLE XIII
	SUPPLEMENTAL ADDENDUMS
Section 1301	Supplemental Addendums to Financing Agreement Requiring Consent of Bondholder	21

	ARTICLE XIV
	AMENDMENT OF LEASE AGREEMENT
Section 1401	Amendments, etc., to Lease Agreement Requiring Consent of Bondholder	21

	ARTICLE XV
	MISCELLANEOUS
Section 1501	[Reserved]	22
Section 1502	Limitation of Rights	22
Section 1503	Severability	22
Section 1504	Notices	22
Section 1505	Issuer as Paying Agent and Bond Registrar	22
Section 1506	Payments Due on Saturdays, Sundays and Holidays	22
Section 1507	Counterparts	22
Section 1508	Law Governing Financing Agreement	22
Section 1509	Third Party Beneficiary	23

3

FINANCING AGREEMENT

THIS FINANCING AGREEMENT (the “Financing Agreement”), dated as of June 1, 2020, made and entered into by and between the GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY, a public body corporate and politic, and an instrumentality of the City of Gainesville, Georgia and Hall County, Georgia, created and existing under the laws of the State of Georgia (the “Issuer”), and FOX FACTORY, INC., a California corporation authorized to transact business in Georgia, as Bondholder (the “Bondholder”).
RECITALS
WHEREAS, the Issuer has been created pursuant to an amendment to the Constitution of the State of Georgia (Ga. Laws 1964, page 866, et seq., as continued by Ga. Laws 1986, page 4328, et seq.), ratified and proclaimed, and an act of the General Assembly of the State of Georgia (Ga. Laws 1964, page 2282, et seq.), as amended (collectively, the “Act”), the members of the Issuer have been appointed as provided therein and are currently acting in that capacity; and
WHEREAS, the Issuer has been created for the purpose of promoting and expanding for the public good and welfare industry and trade within the City of Gainesville and Hall County, Georgia, and reducing unemployment to the greatest extent possible in Hall County, Georgia; and
WHEREAS, the Act empowers the Issuer to issue its revenue obligations, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (O.C.G.A. Sections 36-82-60 - 36-82-85), as heretofore and hereafter amended, for the purpose of acquiring, constructing and installing any “project” (as defined in the Act) for lease or sale to prospective tenants or purchasers in furtherance of the public purpose for which it was created; and
WHEREAS, after careful study and investigation the Issuer, in furtherance of the purpose for which it was created and pursuant to resolution duly adopted, has entered into a lease agreement (the “Lease Agreement”), dated as of even date herewith, with Fox Factory, Inc. (the “Lessee”), a California corporation qualified to do business in Georgia, pursuant to which the Issuer has agreed to acquire, construct and install the Project (as defined in the Lease Agreement), for the exclusive use and possession of the Lessee under the Lease Agreement and the Lessee has agreed to pay the Issuer specified rental payments and other payments; and
WHEREAS, after careful investigation, the Issuer has found and does hereby declare that it is in the best interest of the citizens of the City of Gainesville and Hall County, Georgia, that the Project be acquired, constructed and installed and leased to the Lessee for the purposes stated in the Lease Agreement, all in keeping with the public purpose for which the Issuer was created; and
WHEREAS, a Project Summary for the Project has been prepared and it is estimated that the cost of the Project will be approximately $75,000,000 (said Project Summary, which may be amended from time to time by the Lessee, has been approved by the Issuer and is on file with the Secretary of the Issuer); and
WHEREAS, the most feasible method of financing the cost of the Project is through the issuance hereunder of Gainesville and Hall County Development Authority Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020, in the aggregate principal amount of not to exceed $75,000,000 (the “Series 2020 Bonds” or the “Bonds”); and
WHEREAS, the execution and delivery of this Financing Agreement and the sale, issuance and delivery of the Series 2020 Bonds have been in all respects duly and validly authorized by resolution duly adopted by the Issuer; and
WHEREAS, the Series 2020 Bonds will be delivered to and paid for by the purchaser in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project; and
WHEREAS, the Issuer will receive rental payments and other payments from the Lessee, which revenues, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project, shall be pledged, together with the Lease Agreement (except for certain indemnification rights provided therein), as security for the payment of the principal of and interest on the Series 2020 Bonds; and
WHEREAS, the Issuer has delivered to the Bondholder a duly authorized and executed Deed to Secure Debt, dated as of even date herewith, pursuant to which the Issuer will convey a security interest in the Project to the Bondholder as additional security for the payment of the principal of and interest on the Series 2020 Bonds; and

WHEREAS, all things necessary to make the Series 2020 Bonds when issued and delivered as in this Financing Agreement provided the valid, binding and legal obligations of the Issuer according to the import thereof, and to create a valid assignment and pledge of the rental payments and other payments derived from the Lease Agreement to the payment of the principal of and interest on the Bonds and a valid assignment of all the right, title and interest of the Issuer in the Lease Agreement have been done and performed, and the execution and delivery of this Financing Agreement and the execution, issuance and delivery of the Series 2020 Bonds, subject to the terms hereof, have in all respects been duly authorized;
NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS FINANCING AGREEMENT WITNESSETH:
That the Issuer, in consideration of the premises and of the purchase and acceptance of the Series 2020 Bonds by the owner thereof, and of the sum of One Dollar ($1.00), lawful money of the United States of America, to it duly paid by the Bondholder, at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of and interest on the Bonds according to their tenor and effect and to ensure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, has given, granted a security interest in, pledged, assigned, conveyed and transferred and does by these presents give, grant, pledge, assign, convey and transfer to the Bondholder, its successors and assigns, forever all of the Issuer’s estate, right, title and interest in, to and under any and all of the following described property, rights and interest (hereinafter sometimes referred to collectively as the “Pledged Estate”), to-wit:
I.
All right, title and interest of the Issuer in and to the Lease Agreement and all amendments, modifications and renewals thereof.
II.
All rental payments and other payments to be received pursuant to the Lease Agreement, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project (except for certain indemnification rights provided therein), and all amendments, modifications and renewals thereof.
III.
All amounts on deposit from time to time in the Project Fund and the Bond Fund, subject to the provisions of this Financing Agreement permitting the application thereof for the purposes and on the terms and conditions set forth herein.
IV.
Any and all other property of every name and nature (including, without limitation, any additional lease or leases covering the Project) from time to time hereafter by delivery or by writing of any kind, given, granted, pledged, assigned, conveyed, mortgaged or transferred, as and for additional security hereunder, by the Issuer or by anyone in its behalf or with its written consent, to the Bondholder.
TO HAVE AND HOLD all the same with all privileges and appurtenances hereby given, granted, pledged, assigned, conveyed, mortgaged and transferred, or agreed or intended to be to the Bondholder, its successors and assigns, forever, upon the terms and conditions herein set forth, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any of the others except as herein expressly provided;
PROVIDED, HOWEVER, that upon Payment in Full of the Bonds in accordance with the terms and provisions of this Financing Agreement, this Financing Agreement and the rights hereby granted shall cease, terminate and be void; otherwise, this Financing Agreement shall be of full force and effect.
THIS FINANCING AGREEMENT FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued and delivered and all property hereby given, granted, pledged, assigned, conveyed or transferred is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted and does hereby agree and covenant with the Bondholder as follows, that is to say:

ARTICLE I
DEFINITIONS
Section 101. Definitions. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations herein (terms which are not defined in this Section shall have the meaning specified in Article I of the Lease Agreement except as herein otherwise expressly provided or unless the context requires otherwise):
“Act” means an amendment to the Constitution of the State of Georgia (Ga. Laws 1964, page 866, et seq., as continued by Ga. Laws 1986, page 4328, et seq.), ratified and proclaimed, and an act of the General Assembly of the State of Georgia (Ga. Laws 1964, page 2282, et seq.), as amended.
“Bond” or “Bonds” shall mean any or all of the not to exceed $75,000,000 in aggregate principal amount of Gainesville and Hall County Development Authority Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020, to be issued by the Issuer hereunder.
“Bond Fund” means the Bond principal and interest payment fund created by Section 602 hereof and within which there shall be established a general account and a special account. The special account may be established by the Issuer for bookkeeping purposes only and moneys designated as being held in the special account may be held in any segregated account designated by the Issuer for such purpose. Any reference herein to the words “Bond Fund” without further qualification shall constitute a reference to said general account.
“Bond Purchase Agreement” means the contract of even date herewith by and between the Issuer and Fox Factory, Inc., in its capacities as Lessee under the Lease and as Bondholder, pursuant to which the Issuer has agreed to sell, and the Bondholder has agreed to purchase, the Series 2020 Bonds in accordance with the provisions thereof.
“Bondholder” means Fox Factory, Inc., a California corporation authorized to transact business in Georgia, and its successors and assigns.
“Counsel” means an attorney or firm thereof duly admitted to practice law before the highest court of any state in the United States of America or of the District of Columbia.
“Escrow Agent” means the escrow agent designated in Section 510 hereof, and its successors and assigns.
The term “event of default” means the events specified in Section 1101 hereof, subject to the terms of Section 1112 hereof.
“Financing Agreement” means this Financing Agreement and any supplemental agreements with the Bondholder pursuant hereto.
“Financing Statements” means any and all financing statements (including continuation statements) filed for record from time to time.
“Government Obligations” means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation by the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America), which obligations, in either case, are held in the name of the Issuer and not subject to redemption prior to maturity by anyone other than the holder thereof.
“Independent Counsel” means an attorney, or firm thereof, duly admitted to practice law before the highest court of any state in the United States of America or of the District of Columbia and not an employee of or regularly retained by either the Issuer or the Lessee.
“Interest Payment Date” means, with respect to the Series 2020 Bonds, September 1, 2020, and each March 1 and September 1 thereafter, and each date on which interest or principal is due and payable on all or part of the Series 2020 Bonds by reason of acceleration or redemption.
“Interest Period” means the period from and including any Interest Payment Date to and including the day immediately preceding the next following Interest Payment Date.
“Issuer” means the Gainesville and Hall County Development Authority, a body corporate and politic, an instrumentality of Hall County and the City of Gainesville, Georgia, and a public corporation created and existing under the laws of the State of Georgia, and its lawful successors and assigns.
“Lease Agreement” or “Lease” means the Lease Agreement, of even date herewith, between the Issuer and the Lessee, and any amendments or supplements thereto.

“Lessee” means Fox Factory, Inc., a California corporation authorized to transact business in Georgia, and its successors and assigns, including any surviving, resulting or transferee Person as provided in Section 8.3 of the Lease Agreement.
The term “outstanding,” when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, means all Bonds which have been delivered to Lessee by the Bondholder under this Financing Agreement, except:
(a) Bonds cancelled at or prior to such date;
(b) Bonds for the payment or prepayment of which sufficient moneys and/or Government Obligations meeting the terms and conditions specified in Section 1002 hereof shall have been theretofore transferred or deposited into the Bond Fund (whether upon or prior to the maturity or prepayment date of any such Bonds); provided that if such Bonds are to be prepaid prior to the maturity thereof, notice of such prepayment shall have been given or arrangements satisfactory to the Bondholder shall have been made therefor, or waiver of such notice satisfactory in form to the Bondholder shall have been filed with the Bondholder; and
(c) Bonds in lieu of which others have been delivered under Section 206 hereof.
The term “Payment in Full of the Bonds” specifically encompasses the situations described in Sections 1001 and 1002 hereof.
“Person” means natural persons, firms, associations, corporations and public bodies and other legal entities.
“Pledged Estate” means the property described in Sections I, II, III and IV of the Granting Clauses of this Financing Agreement.
The term “Principal Office of the Bondholder” means the principal office of the Bondholder in Braselton, Georgia, or the principal office of any successor bondholder designated pursuant to the provisions of a supplemental addendum.
“Project” means the acquisition of the Project Facility Site, the acquisition, construction and installation of the Project Facility on the Project Facility Site and the installation in the Project Facility or on the Project Facility Site of the Project Equipment. The terms Project Facility Site, Project Facility and Project Equipment shall have the meanings ascribed to them in the Lease Agreement, as it may at any time exist.
“Record Date” means the close of business on the fifteenth (15th) day (whether or not a business day) of the month immediately preceding the applicable Interest Payment Date.
“Security Deed” means the deed to secure debt and security agreement of even date herewith from Issuer to the Bondholder pursuant to which the Issuer will convey a security interest in the Project to the Bondholder as additional security for the payment of the principal of and interest on the Bonds, which deed shall be recorded in the Clerk’s Office, Hall County Superior Court.
“Security interest” or “security interests” shall refer to the security interests created herein and shall have the meaning set forth in the Uniform Commercial Code of Georgia, as now or hereafter amended.
“Series 2020 Bond” or “Series 2020 Bonds” mean any and all of the not to exceed $75,000,000 in aggregate principal amount of the Gainesville and Hall County Development Authority Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020, issued by the Issuer hereunder.
Section 102. Use of Phrases. “Herein”, “hereby”, “hereunder”, “hereof”, “hereinbefore”, “hereinafter” and other equivalent words refer to this Financing Agreement and not solely to the particular portion hereof in which any such word is used. The definitions set forth in Section 101 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

ARTICLE II
THE BONDS
Section 201. [Reserved].
Section 202. Issuance of the Bonds; Dates and Places of Payment of Bonds. The Bonds shall be issued in a single series of fully registered Bonds in multiple installments as hereinafter provided. The Bonds shall be dated the date of delivery thereof by the Issuer, and shall bear interest from the date of initial delivery, and thereafter from the Interest Payment Date next preceding the date of issuance of such Bond to which interest has been paid or duly provided for, unless the date of issuance of such Bond is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of issuance of such Bond, or unless no interest has been paid or duly provided for on the Bonds, then from the date of initial issuance and delivery of the Bonds, at the rate per annum and on the dates set forth in this Financing Agreement. Notwithstanding the foregoing, if any Bond is dated after any Record Date and before the following Interest Payment Date, such Bond shall bear interest from such following Interest Payment Date; provided, however, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the date of initial issuance and delivery of the Bonds.
The principal of and interest on each of the Bonds shall be payable in lawful money of the United States of America by check of the Issuer to the owner thereof delivered at the address of such owner as shown on the Bond Register maintained by the Issuer as Bond Registrar, unless there shall be in effect a direct payment agreement, as provided in Section 208 hereof. Such payments shall be made to the person in whose name a Bond shall be registered on the Bond Register, with respect to payment of principal, on the date such principal is due, and, with respect to the payment of interest, as of the applicable Record Date as shown on the Bond Register maintained by the Issuer, as Bond Registrar on the Record Date. Upon the payment of the final installment of principal of each Bond the owner thereof shall surrender the Bond to the Issuer. The Bond Registrar shall maintain a record of the amount and date of all payments or prepayments of the principal of and interest on the Bonds.
Section 203. Execution; Limited Obligation. The Bonds shall be executed on behalf of the Issuer by the official manual signature of its Chairman or Vice Chairman and the Issuer’s corporate seal shall be affixed thereto and attested by the official manual signature of its Secretary or Assistant Secretary. The obligation of the Issuer to pay the Bonds and the interest thereon shall not be a general obligation of the Issuer but shall be a limited obligation which shall be payable from, and wholly secured by, a pledge of the rental payments and other payments received from the Lessee derived by the Issuer under the Lease Agreement together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project. If any officer of the Issuer who shall have signed or sealed any Bond shall cease to be such officer before such Bond so signed and/or sealed has been delivered by the Bondholder, such Bond nevertheless may be delivered as though the person who signed and/or sealed such Bond had not ceased to be such officer, and also any Bond may be signed and sealed on behalf of the Issuer by such persons as at the actual time of execution of such Bond shall be the proper officers of the Issuer, although at the date of such Bond such persons may not have been officers of the Issuer.
Section 204. [Reserved].
Section 205. Form of Bonds. The fully registered Series 2020 Bonds and the form for transfer and the validation certificate to be printed thereon shall be in substantially the form hereinafter set forth in Section 303 hereof with such appropriate variations, omissions, substitutions and insertions as are permitted or required by this Financing Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Series 2020 Bonds, as evidenced by their execution of the Series 2020 Bonds.
Section 206. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and deliver a new Bond in the same principal amount in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Issuer, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer evidence satisfactory to it and to the Lessee of the ownership of such Bond and of such loss, theft or destruction, together with indemnity satisfactory to them. If any such Bond shall have fully matured, instead of issuing a new Bond the Issuer may pay the same. The Issuer may charge the owner of such Bond with its reasonable fees and expenses in this connection.
Section 207. Transfer of Bonds; Persons Treated as Owners. The Issuer shall act as Bond Registrar for the Bonds and shall keep books for the transfer of the Bonds as provided in this Financing Agreement. Upon surrender for transfer of any Bond at the Principal Office of the Issuer, the Issuer shall execute and deliver in the name of the transferee or transferees a new fully registered Bond or fully registered Bonds in the same aggregate principal amount of any authorized denomination or denominations. Fully registered Bonds may be exchanged at the Principal Office of the Issuer for an equal aggregate principal amount of fully registered Bonds of any authorized denomination or denominations.

Any Bond shall be fully transferable by the registered owner on the Bond Register to be provided for that purpose, upon presentation of such Bond for notation of transfer thereof at the Principal Office of the Issuer, as Bond Registrar, accompanied by a written instrument of transfer in form reasonably satisfactory to the Bond Registrar duly executed by the registered owner or its attorney duly authorized in writing. No service charge shall be made for any such transfer, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The person in whose name any Bond is registered from time to time shall be deemed and regarded as the absolute owner thereof for all purposes and payment of or on account of the principal of and interest on such Bond shall be made only to or upon the order of the registered owner thereof, or its attorney duly authorized in writing, and neither the Issuer, the Bondholder, nor any paying agent acting for the Issuer shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon the Bonds to the extent of the sum or sums so paid.
Anything in this Financing Agreement to the contrary notwithstanding, there shall not be effected, and the Issuer, acting as Bond Registrar, shall not permit the effecting of, any transfer of any Bond pursuant to the provisions of this Section, unless there is delivered to the Issuer an opinion of Counsel reasonably satisfactory to the Issuer and the Lessee to the effect that such transfer will not violate applicable securities laws.
Section 208. Direct Payment Agreement. Notwithstanding any provision of this Financing Agreement or of any Bond to the contrary, the Issuer may enter into a direct payment agreement with the owner of any Bond in an original principal amount of at least $100,000, providing for the making to such owner of all payments of principal and interest on such Bond or any part thereof (other than any payment of the entire unpaid principal amount thereof) at a place and in a manner other than as provided in this Financing Agreement and in the Bonds without presentation or surrender of such Bond (including the payment by Lessee of rental payments under the Lease directly to the owners of the Bonds in satisfaction of principal and interest on the Bonds). The Issuer agrees to permit to be made payments of principal and interest on the Bonds in accordance with the provisions of such direct payment agreement. In the absence of written notice from the owner of any such Bond to the contrary, the Issuer may conclusively presume that no default exists in making any payments of principal and interest. Upon registration of the transfer of any registered Bond being paid in accordance with the provisions of a direct payment agreement permitted by this Section, the owner of such registered bond prior to the delivery of such Bond to the transferee, shall make a notation on such Bond of the date to which interest has been paid thereon and the amount of any prepayments made on account of the principal thereof, and the Issuer shall not be deemed to have notice of any such payment.
Section 209. Notice of Prepayment. Notice of the call for any such total or partial prepayment shall be given by mailing a copy of the prepayment notice by first class mail at least thirty (30) days prior to the prepayment date to the registered owner of the Bonds at the addresses shown on the Bond Register. Not later than the prepayment date, sufficient moneys shall be deposited in the Bond Fund to pay the Bonds or portions thereof called for prepayment and accrued interest thereon to the prepayment date. Any portion of any Bond thus called and provided for as hereinabove specified shall not bear interest after the prepayment date.
Section 210. Payment of Prepayment Price and Endorsement of Bonds. Upon the date set for prepayment in said written notice, the Issuer shall pay the prepayment price in lawful moneys of the United States of America by check to the owner of the Bonds at the addresses of such person shown in the Bond Register. By acceptance of a Bond, the owner thereof agrees that upon a partial prepayment thereof it will endorse in the space provided on the schedule attached to such Bond, the amount and date of such partial prepayment.

ARTICLE III
THE SERIES 2020 BONDS
Section 301. Issuance of Series 2020 Bonds. The Series 2020 Bonds (i) shall be designated “Gainesville and Hall County Development Authority Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020”, (ii) shall be issuable in an aggregate principal amount of not to exceed $75,000,000 as one or more fully registered Bonds in any denomination in excess of $100,000 and in more than one installment; (iii) shall be dated in the manner set forth in Section 202 hereof; (iv) shall bear interest from date at the rate of 5.0% per annum (computed on the basis of a 360-day year, 30-day month), from their dated date or from the last Interest Payment Date to which interest has been paid (interest due on any Series 2020 Bond on any Interest Payment Date shall be paid to the Bondholder of such Series 2020 Bond as shown on the registration books kept by the Bond Registrar on the Record Date), first interest payable on the next succeeding March 1 or September 1 (whichever shall come first), and semiannually thereafter on each Interest Payment Date of each year until maturity or earlier date of prepayment, and shall mature on September 1, 2027, and (v) shall be numbered from R-1 consecutively upwards according to the records of the Issuer.
Section 302. Prepayment Dates and Prices. The Series 2020 Bonds are subject to prepayment prior to maturity by the Issuer at any time, in whole or in part, at 100% of the principal amount to be so prepaid plus accrued interest thereon to the prepayment date.
Section 303. Form of Series 2020 Bonds. The Series 2020 fully registered Bonds shall be in substantially the form set forth, to the extent provided in Section 205 hereof, as follows:

(FORM OF SERIES 2020 BOND)
STATE OF GEORGIA
GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY
TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND
(FOX FACTORY, INC. PROJECT),
SERIES 2020
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND IT MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR MAY THE EXTENT OF ITS REGISTRATION BE REDUCED, WITHOUT OPINION OF COUNSEL SATISFACTORY TO THE BONDHOLDER, THE ISSUER AND THE INITIAL LESSEE OF THE PROJECT REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER OR CHANGE IN THE EXTENT OF REGISTRATION WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.
No. R-     Issue Date:______________   $___________
FOR VALUE RECEIVED, the Gainesville and Hall County Development Authority (the “Issuer”), a public body corporate and politic and an instrumentality of the City of Gainesville and Hall County, Georgia, created pursuant to an amendment to the Constitution of the State of Georgia (Ga. Laws 1964, page 866, et seq.; continued at Ga. Laws 1986, page 4328, et seq.), duly ratified and proclaimed, and an act of the General Assembly of the State of Georgia (Ga. Laws 1964, page 2282, et seq.), as amended, hereby promises to pay to FOX FACTORY, INC., or registered assigns (the “Bondholder”), solely from the special fund hereinafter described and from no other source, on September 1, 2027, the principal sum of
_______________________________________________ AND ____/100 DOLLARS
and to pay to the registered owner hereof solely from said special fund, interest hereon at the rate of five percent (5.0%) per annum (calculated on the basis of a 30-day month, 360-day year), from the date of initial delivery, and thereafter from the Interest Payment Date next preceding the date of delivery thereof to which interest has been paid or duly provided for, unless the date of delivery thereof is an Interest Payment Date to which interest has been paid or duly provided for, in which case from the date of delivery thereof, or unless no interest has been paid or duly provided for on the bonds, then from the date of initial issuance and delivery of the bonds, at the rates per annum and on the Interest Payment Dates set forth in the Financing Agreement. “Interest Payment Date” shall have the meaning given such term in the Financing Agreement. Notwithstanding the foregoing, if any bond is dated after any Record Date and before the following Interest Payment Date, such bond shall bear interest from such following Interest Payment Date; provided, however, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the bonds, from the date of initial issuance and delivery of the bonds. The principal of and the interest on this bond shall be payable in lawful money of the United States of America by check, delivered to the registered owner hereof at the orders shown on the Bond Register or to the order of any subsequent registered owner hereof shown on the Bond Register. The interest on this bond (except for final payment of such interest which shall be made only upon presentation and surrender of this bond at the principal office of the Issuer) shall be mailed to the registered owner thereof, as shown on the Bond Register as of the close of business on the Record Date (as hereinafter defined).
“Record Date” shall mean the close of business on the 15th day (whether or not a Business Day) of the calendar month immediately preceding the applicable Interest Payment Date.
This bond is a fully registered bond comprising one of a duly authorized series in the aggregate principal amount of not to exceed $75,000,000 (the “bonds”), of like tenor except as to numbers, issued under and secured by an Financing Agreement, dated as of June 1, 2020 (the “Financing Agreement”), by and between the Issuer and the Bondholder, and an authorizing resolution of the Issuer adopted on May _____, 2020, for the purpose of financing the acquisition, construction and installation of certain real and personal property comprising a facility for the manufacture of shock absorbers for automobiles, trucks and motorcycles in Gainesville Industrial Park West, Gainesville, Hall County, Georgia (the “Project”). The Project will be leased by the Issuer to Fox Factory, Inc., as lessee (the “Lessee”), pursuant to a Lease Agreement, dated as of June 1, 2020 (the “Lease Agreement”) between the Issuer and the Lessee.
The Financing Agreement recites that the bonds of this series may be delivered to, and paid for by, the purchaser, in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project.

This bond and the interest hereon shall not be deemed to constitute a debt or a general obligation or a pledge of the faith and credit of the State of Georgia, the City of Gainesville or of Hall County, and does not directly, indirectly or contingently obligate said State, City or County to levy or to pledge any form of taxation whatever for the payment of such principal and interest. This bond is payable solely from the rental payments and other payments received under the Lease Agreement together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project (except for certain indemnification rights provided therein) and the Issuer is obligated to pay the principal of and the interest on this bond only from the fund entitled Gainesville and Hall County Development Authority, Fox Factory, Inc. Project, Series 2020 (the “Bond Fund”), created in the Financing Agreement. No recourse shall be had for the payment of the principal of and the interest on this bond against any officer or member of the Issuer.
This bond is issued and the Financing Agreement was authorized, executed and delivered by the Issuer under and pursuant to the laws of the State of Georgia, including particularly the Act, and the aforesaid resolution of the Issuer. Pursuant to the terms of the Lease Agreement, the Lessee must pay to the Issuer rental payments which are pledged to, and will be fully sufficient to provide for, the payment of the principal of and the interest on the bonds of this series as the same become due. As additional security for the payment of the bonds of this series, the Issuer will execute and deliver to the Bondholder a deed to secure debt and security agreement, dated as of June 1, 2020 (the “Security Deed”), pursuant to which the Issuer will convey a security interest in the Project to the Bondholder.
The Issuer has agreed that it will use its best efforts to keep the Project continuously leased and will prescribe and collect rental payments therefor sufficient to pay when due the principal of and the interest on the bonds. Reference to the Financing Agreement is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the interest on the bonds, the nature and extent of the security, the rights, duties and obligations of the Issuer, the rights of the Bondholder, the terms and conditions under and upon the occurrence of which the Financing Agreement and the Lease Agreement may be modified, and the terms and conditions under and upon the occurrence of which the lien of the Financing Agreement may be defeased as to this bond prior to the maturity or prepayment date hereof, to all of the provisions of which the Bondholder, by the acceptance of this bond, assents.
The bonds of this series are subject to prepayment prior to maturity by the Issuer at any time, in whole or in part, as provided in the Financing Agreement, at 100% of the principal amount to be so prepaid plus accrued interest thereon to the prepayment date.
When this bond (or any portion hereof) is called for prepayment as aforesaid, notice thereof shall be given by mailing a copy of the prepayment notice by first class mail at least thirty days prior to the prepayment date to the registered owner of this bond at the addresses shown on the registration books.
Less than the entire principal amount of this bond may be prepaid and in such case, upon the surrender of such bond (a) appropriate endorsement shall be made thereon by the Issuer to reflect such partial prepayment, or (b) there shall be issued to the registered owner hereof, without charge therefor, for the unredeemed balance of the principal amount of this bond, fully registered bonds in any of the authorized denominations, as more fully set forth in the Financing Agreement.
The owner of this Bond agrees that upon a partial prepayment of this bond it will endorse in the space provided on the schedule attached hereto, the amount and date of such partial prepayment.
This bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the principal office of the Issuer, but only in the manner, subject to the conditions and limitations and upon payment of the charges provided in the Financing Agreement, and upon surrender and cancellation of this bond. Upon such transfer, a new fully registered bond or fully registered bonds in the same aggregate principal amount and of any authorized denomination or denominations shall be issued to the transferee or transferees in exchange therefor.
The owner of this bond shall have the right to enforce the payment of the principal hereof and the interest hereon at or after the maturity hereof, and the owner of this bond shall have the right to enforce the provisions of the Financing Agreement and to institute action to enforce the covenants therein, and to take any action with respect to any Event of Default under the Financing Agreement, and to institute, appear in or defend any suit or other proceedings with respect thereto, as provided in the Financing Agreement. In certain events, on the conditions, in the manner and with the effect set forth in the Financing Agreement, the principal of all the bonds issued under the Financing Agreement and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Financing Agreement, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Financing Agreement.
This bond is issued with the intent that the laws of the State of Georgia shall govern its construction.

It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Financing Agreement and the adoption of the aforesaid resolution by the Issuer, have happened, exist and have been performed. The issuance of this bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.
IN WITNESS WHEREOF, the Issuer has caused this bond to be executed in its name by the signature of its Chairman, and its corporate seal to be hereunto affixed and attested by the signature of its Secretary, all as of ____________, 20___.

GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY

By: __________________
Chairman
Attest: __________________
Secretary

VALIDATION CERTIFICATE
STATE OF GEORGIA
COUNTY OF HALL

The undersigned Clerk of the Superior Court of Hall County, Georgia, HEREBY CERTIFIES that the within bond was confirmed and validated by judgment of the Superior Court of Hall County, Georgia, rendered on the _____ day of ____________, 2020, Civil Action No. ____________ that no intervention or objection was filed thereto and that no appeal has been taken therefrom.
WITNESS my manual signature and the reproduced facsimile seal of said court.

_______________________________
Clerk of the Superior Court of
Hall County, Georgia

PAYMENTS ON ACCOUNT OF PRINCIPAL
Partial prepayments of the principal of this bond have been made, as follows:

DATE	AMOUNT PREPAID	BALANCE OF PRINCIPAL AMOUNT UNPAID	AUTHORIZED SIGNATURE OF OWNER OF THIS BOND

(Form for Transfer)
COMPLETE AND SIGN THIS FORM FOR
REGISTRATION OF TRANSFER
For value received ________________________ hereby sells, assigns and transfers unto
______________________________________________________________________________
this Bond and hereby irrevocably constitutes and appoints _______________________ Attorney to register such transfer on the books of registration in the office of the Registrar with full power of substitution in the premises.

Dated: ______________________
___________________________________
NOTE: The signature on this assignment must correspond with the name as written on the face of this Bond in every particular, without alteration, enlargement or any change whatsoever.

Section 304. Delivery of Series 2020 Bonds. Immediately following the execution and delivery of this Financing Agreement, the Issuer will deliver a Series 2020 Bond executed by the Issuer to the Bondholder. The proceeds from the sale of any such Bond shall be deposited in the Project Fund as hereinafter provided in Article VII, subject to the provisions of Section 701 hereof.
Prior to the delivery by the Issuer of the aforesaid Series 2020 Bond which it will be initially ordered to deliver hereunder, there shall be filed with the Bondholder:
        1. A copy, duly certified by the Secretary of the Issuer, of the resolution by the Issuer authorizing the issuance of the Series 2020 Bonds and the execution, delivery and performance of this Financing Agreement, the Lease Agreement, the Security Deed, the Direct Payment Agreement and the Bond Purchase Agreement.
        2. An original executed counterpart of this Financing Agreement, the Lease Agreement, the Bond Purchase Agreement, the Direct Payment Agreement and the Security Deed.
        3. Copies of Financing Statements filed to perfect the security interests created herein and the security interests created in the Security Deed.
        4. The written opinion of Counsel for the Issuer or other counsel satisfactory to the Issuer stating (a) that this Financing Agreement creates a valid first lien on and pledge of the revenues hereby conveyed and pledged, and all filings and/or recordings of any document required in order to perfect and preserve such first lien and pledge have been duly accomplished, and (b) that the Lease Agreement and the Security Deed have been properly recorded in the proper place or places where such recordation is required for the giving of notice thereof, such recordation is complete and no other filing, recording, publishing or re-recording is required.
5. An opinion of nationally recognized bond attorneys satisfactory to the Issuer to the effect (i) that the issuance of the Series 2020 Bonds has been duly authorized and (2) the Series 2020 Bonds constitute valid and binding obligations of the Issuer entitled to the benefits of and secured by this Financing Agreement.
Prior to the delivery by the Issuer of any Series 2020 Bond subsequent to the delivery of the Series 2020 Bond initially delivered to the Bondholder as hereinabove provided, there shall be filed with the Issuer a designation signed by the Lessee in substantially the form of that which is attached to the Bond Purchase Agreement as Exhibit “A” thereto. The Issuer shall deliver to the Bondholder a fully registered Series 2020 Bond of the designated denomination in accordance with the terms of such designation upon the payment to the Issuer of the purchase price of said Series 2020 Bond as specified in the Bond Purchase Agreement. The proceeds from the sale of any such Series 2020 Bond shall likewise be deposited in the Project Fund as hereinafter provided in Article VII, subject to the provisions of Section 701 hereof.

ARTICLE IV
[RESERVED]

ARTICLE V
GENERAL COVENANTS
Section 501. Payment of Principal and Interest. Issuer covenants that it will promptly pay the principal of and interest on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds according to the true meaning hereof and thereof. The principal and interest are payable solely from rental payments and other payments received from the Lessee under the Lease Agreement together with all other rents, revenues and receipts (except for certain indemnification rights provided therein) arising out of or connection with the Issuer’s ownership of the Project, which payments, rents, revenues and receipts are hereby specifically pledged to the payment of the principal of and interest on the Bonds in the manner and to the extent herein specified. The Bonds and the interest thereon shall not be deemed to constitute a debt or a general obligation of the State of Georgia, City of Gainesville or Hall County, and the Bonds do not directly, indirectly or contingently obligate said State, City or County to levy or to pledge any form of taxation whatsoever for the payment of the principal of or interest on the Bonds. Subject to Section 208, the principal of and interest on the Bonds are payable solely from the Bond Fund and specifically from the special account established therein pursuant to Section 602 hereof.
Section 502. Performance of Covenants; Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Financing Agreement, in any and every Bond, and in all proceedings of the Issuer pertaining thereto. The Issuer covenants that it is duly authorized under the laws of the State of Georgia to issue the Bonds and to execute, deliver and perform the Financing Agreement, and the Security Deed, and to pledge the Lease Agreement and the rental payments and other payments received from the Lessee under the Lease Agreement together with all other rents, revenues and receipts (except for certain indemnification rights provided therein) arising out of or in connection with its ownership of the Project in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution, delivery and performance of this Financing Agreement, and the Security Deed has been duly and effectively taken, and that the Bonds are and will be valid and enforceable limited obligations of the Issuer according to the import thereof.
Section 503. Ownership; Instruments of Further Assurance. The Issuer covenants that it lawfully owns and is lawfully possessed of the Project and that it will defend its title in and to the Project and every part thereof to the Bondholder, and its respective successors and assigns, against the claims and demands of all persons whomsoever. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Bondholder may reasonably require for the better giving, granting, pledging, assigning, conveying, transferring, assuring and confirming unto the Bondholder all and singular the rents, revenues and receipts pledged hereby to the payment of the principal of and interest on the Bonds. The Issuer covenants that, except for the Bill of Sale (Project Equipment), and the Warranty Deed, and except as herein and in the Lease Agreement and the Security Deed provided, it will not sell, convey, encumber or otherwise dispose of any part of the Project.
Section 504. Payment of Taxes, Charges, etc. Pursuant to the provisions of Section 6.3 of the Lease Agreement, the Lessee has agreed to pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Project, or any part thereof, which might impair or prejudice the lien of this Financing Agreement; provided, however, that nothing contained in this Section 504 shall require the payment of any such taxes, assessments or charges if the same are not required to be paid under the provisions of Section 6.3 of the Lease Agreement.
Section 505. Maintenance and Repair. Pursuant to the provisions of Section 6.1 of the Lease Agreement, the Lessee has agreed at its own expense to keep the leased real property and equipment and all other improvements and property forming a part of the Project in as reasonably safe condition as the operation thereof will permit, subject to its discretion, under the circumstances set forth in the Lease Agreement.
Section 506. Recordation of the Lease Agreement, Security Deed, Financing Statements and Continuation Statements. The Issuer covenants that it will cause the Lease Agreement (or the Short Form Lease Agreement), the Security Deed, and all Financing Statements and all supplements thereto and hereto to be recorded and filed in such manner and in such places as may be required by law in order to fully protect and preserve the rights, privileges and options of the Bondholder hereunder and the Lessee has covenanted in Section 8.7 of the Lease Agreement to cause continuation statements with respect to said Financing Statements to be kept recorded and filed in such manner and in such places as may be required by law in order to fully protect and preserve the interest of the Bondholder as aforesaid.

Section 507. Inspection of Project Books. The Issuer covenants that all books and documents in its possession relating to the rents, revenues and receipts derived from the Project shall at all times during normal business hours be open to inspection by such accountants or other agents as the Bondholder may, from time to time, designate. The Issuer shall be given at least 48 hours prior written notice of any such inspection and the opportunity to have a representative present during such inspection.
Section 508. Priority of Pledge. The pledge hereby made of the Pledged Estate constitutes a first and prior pledge thereof and shall not be impaired directly or indirectly by the Issuer and the payments, rents, revenues and receipts from the Project and the Issuer’s interest in the Lease Agreement shall not otherwise be pledged and no persons shall have any rights with respect thereto except as provided herein and in the Lease Agreement.
Section 509. Rights Under Lease Agreement. The Lease Agreement sets forth the respective obligations of the Issuer and the Lessee relating to the leasing of the Project, including a provision that subsequent to the initial issuance of the Bonds and prior to Payment in Full thereof, the Lease Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Bondholder (other than as provided therein). Reference is hereby made to the Lease Agreement for a detailed statement of the obligations of the Lessee thereunder, and the Bondholder may enforce all rights of the Issuer and all obligations of the Lessee under and pursuant to the Lease Agreement, whether or not the Issuer is in default hereunder.
Section 510. Warranty Deed and Bills of Sale to be Held by Escrow Agent. The Escrow Agent agrees that it will hold the Bill of Sale (Project Equipment) and the Warranty Deed in escrow, and will deliver the Warranty Deed and the Bill of Sale (Project Equipment) to the Lessee at the written direction of the Lessee upon Payment in Full of the Bonds. In the event the Escrow Agent does not deliver the Warranty Deed and the Bill of Sale (Project Equipment) to the Lessee in accordance with the terms of this Section 510, Lessee shall have all remedies available to it at law or in equity, including specific performance. Stewart, Melvin & Frost, LLP is hereby designated as the Escrow Agent.

ARTICLE VI
REVENUES AND FUNDS
Section 601. Source of Payment of Bonds. The obligation of the Issuer to pay the principal of and interest on the Bonds is not a general obligation of the Issuer but is a limited obligation payable solely from the Pledged Estate and as authorized and provided herein.
The Project has been leased under the Lease Agreement and the rental payments provided for in Section 5.3 of the Lease Agreement (except as may otherwise be provided in a direct payment agreement authorized by the provisions of Section 208 hereof) are to be remitted directly to the Issuer and are to be deposited in the Bond Fund by the Issuer. Said rental payments are sufficient in amount and become due in a timely manner so as to ensure the prompt payment of the principal of and interest on the Bonds.
The Issuer has also executed the Security Deed wherein the Issuer will convey a security interest in the Project to the Bondholder as additional security for the payment of the principal of and interest on the Bonds.
Section 602. Creation of the Bond Fund. There is hereby created by the Issuer a special fund to be designated “Gainesville and Hall County Development Authority Revenue Bond Fund, Fox Factory, Inc. Project, Series 2020,” which shall be held by a depository designated from time to time by the Issuer separate and apart from all other deposits or funds of the Issuer, and shall be used to pay the principal of and interest on the Bonds. There shall be established as separate accounts within the Bond Fund a general account and a special account. The special account may be established by the Issuer for bookkeeping purposes only and moneys designated as being held in the special account may be held in any segregated account designated by the Issuer for such purpose. Any reference in this Financing Agreement to “Bond Fund” without further qualification or explanation shall constitute a reference to said general account. Notwithstanding anything herein to the contrary, the Issuer shall be not required to maintain a Bond Fund as long as a direct payment agreement is in effect with respect to the Series 2020 Bonds and the Lessee is timely making payments under the Lease.
        Section 603. Payments into the Bond Fund. There shall be paid into the Bond Fund all accrued interest, if any, derived from the sale of the Bonds. In addition, there shall be paid into the Bond Fund, as and when received, (a) all rental payments specified in Section 5.3 of the Lease Agreement (except for any moneys paid directly to the Bondholder pursuant to the provisions of a direct payment agreement permitted pursuant to Section 208 hereof and described in Section 601 above), (b) all moneys required to be so deposited from the Project Fund, as provided in the Lease Agreement, and (c) all other moneys received by the Issuer under and pursuant to any of the provisions of the Lease Agreement or this Financing Agreement which are required to be paid into the Bond Fund.

The Issuer covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund from the sources of payment described in Section 601 hereof sufficient moneys to promptly pay the principal of and interest on the Bonds as the same become due and payable. To this end, the Issuer covenants that it will use its best efforts to cause the Project to be continuously and effectively leased as a revenue producing undertaking. If there occurs an Event of Default under the Lease Agreement resulting in the right of possession to the Project being returned to the Issuer, the Issuer will fully cooperate with the Bondholder to the end of fully protecting the rights and security of the Bondholder and shall diligently proceed in good faith and use its best efforts to secure another tenant for the Project to the end that at all times sufficient rents, revenues and receipts will be derived from the Project to promptly pay the principal of and interest on the Bonds as the same become due and payable and to pay the costs of maintaining and insuring the Project. Nothing herein shall be construed as requiring the Issuer to operate the Project or to use any funds from any source to pay the principal of and interest on the Bonds or to pay the costs of maintaining and insuring the Project other than rents, revenues and receipts arising out of or in connection with its ownership of the Project.
        Section 604. Use of Moneys in the Bond Fund.
(a) Except as provided in Section 609 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds. No part of the rental payments under the Lease Agreement required to be paid into the Bond Fund (excluding prepayments under Section 9.5 of the Lease Agreement) shall be used to prepay, prior to maturity, a portion of any Bond; provided, that whenever the moneys held in the Bond Fund (in the general account and in the special account) from any source whatsoever are sufficient to prepay all of the Bonds and to pay interest to accrue thereon prior to such prepayment, the Issuer agrees to take and cause to be taken the necessary steps to prepay all of the Bonds on the next succeeding prepayment date for which the required prepayment notice can be given; and, provided further, that any moneys in the Bond Fund other than rental payments may be used to prepay a portion of the Bonds so long as the Lessee is not in default with respect to any rental payments under the Lease Agreement.
(b) At the maturity date or prepayment date prior to maturity of each Bond the Issuer shall transfer from the general account in the Bond Fund to the special account in the Bond Fund sufficient moneys to pay all principal of and interest (if any) then due and payable with respect to each such Bond. Moneys so transferred into said special account shall not thereafter be invested in any manner but shall be held by the Issuer without liability on the part of the Issuer for interest thereon until actually paid out for the purposes intended. The Issuer shall withdraw, from time to time, sufficient moneys from the special account in the Bond Fund to pay the principal of and interest on the Bonds as the same become due and payable.
Section 605. Custody of the Bond Fund. The Bond Fund shall be held by the Issuer as a restricted fund solely for the benefit of the Bondholder. The general account and the special account established in the Bond Fund shall also constitute restricted accounts.
Section 606. Non-presentment of Bonds at Maturity. If any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the prepayment date, provided moneys sufficient to pay such Bond shall have been made available to the Bondholder and are held in the special account in the Bond Fund for the benefit of the owner thereof, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Issuer to hold such moneys in said special account, without liability for interest thereon, for the benefit of the owner of such Bond who shall thereafter be restricted exclusively to moneys held in said special account, for any claim of whatever nature on its part under this Financing Agreement or on, or with respect to, such Bond.
Section 607. [Reserved].
Section 608. Moneys to be Held in Restricted Account. All moneys deposited by the Issuer in the Bond Fund under any provision of this Financing Agreement shall be held in a restricted account by the depository solely for the benefit of the Bondholder.
Section 609. Repayment to the Lessee from the Bond Fund.
(a) Any moneys remaining in the general account in the Bond Fund after Payment in Full of the Bonds (taking into consideration that sufficient moneys or obligations such as are described in Section 1002 hereof have been transferred to and/or deposited in the special account in the Bond Fund to pay all principal of and interest then due and payable with respect to each Bond not yet presented for payment and to pay all principal and interest relating to each Bond which is not yet due and payable but with respect to which the lien of this Financing Agreement has been defeased upon compliance with Article X hereof), the fees, charges and expenses of the Bondholder, any paying agents and the Bond Registrar which have accrued and which will accrue and all other items required to be paid hereunder (other than items payable from the special account in the Bond Fund) shall be paid to the Lessee upon the expiration or sooner termination of the term of the Lease Agreement.

(b) Any moneys held by the Issuer in the special account in the Bond Fund restricted for the payment of the principal of or interest on any Bond remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Lessee, and the holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Lessee for the payment thereof and all liability of the Issuer with respect to such restricted monies shall thereupon cease.
ARTICLE VII
CUSTODY AND APPLICATION OF PROCEEDS OF BONDS
Section 701. Project Fund; Disbursements. There is hereby created and held by the Issuer, to be deposited with Regions Bank, Gainesville, Georgia (the “Project Fund Depository”), a restricted fund to be designated “Gainesville and Hall County Development Authority Revenue Bonds Project Fund, Fox Factory, Inc. Project, Series 2020.” The proceeds derived from the sale of the Bonds shall be paid into the Project Fund unless the Lessee or its Affiliate also owns the Series 2020 Bonds in which case no actual cash transfer need be made. Moneys received from the Lessee pursuant to Section 6.2 of the Lease Agreement shall be paid into the Project Fund. Moneys in the Project Fund shall be disbursed in accordance with the provisions of the Lease Agreement, and particularly Section 4.3 thereof. In addition, the Issuer may issue the Bonds to purchase portions of the Project as provided in Section 4.2 of the Lease Agreement.
The Issuer agrees to promptly take all necessary and appropriate action in approving and ordering all such disbursements. The Issuer shall issue its checks for each disbursement required by the aforesaid provisions of the Lease Agreement.
The Issuer shall maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and after the Project has been completed and a certificate of payment of all costs filed as provided in Section 702 hereof, the Issuer shall file an accounting thereof with the Lessee. The requirements for such accounting may be satisfied by provision of any interim statements of the Project Fund as agreed upon by the Issuer and the Lessee.
Costs incurred by the Lessee for land, costs incurred in constructing any improvements that are a part of the Project and costs incurred in the purchase, acquisition and installation of equipment for the Project shall be treated as if cash in an amount equal to the Lessee’s cost of such land, construction or equipment were advanced by the Bondholder to the Issuer hereunder with respect to the Bonds and immediately disbursed by the Issuer to reimburse the Lessee for such costs.
Section 702. Completion of the Project. The completion of the acquisition, construction and installation of the Project and the payment of all costs and expenses incident thereto shall be evidenced by the filing with the Issuer of the certificate of the Lessee executed on behalf of the Lessee by an Authorized Lessee Representative required by Section 4.5 of the Lease Agreement. As soon as practicable, and in any event not later than sixty (60) days from the date of the certificate referred to above, any moneys remaining in the Project Fund (other than moneys retained to pay costs and expenses not then due and payable) be applied in accordance with Section 4.3 of the Lease without any further direction.
ARTICLE VIII
INVESTMENTS
Section 801. Project Fund Investments. Moneys held in the Project Fund or in any other fund or account held by any depository under the provisions of this Financing Agreement (except the Bond Fund or an account in the Bond Fund) shall be invested and reinvested by the Issuer or the depository at the written direction of the Lessee in Permitted Investments in accordance with the treatment prescribed for Project Fund moneys in Section 4.8 of the Lease Agreement. Such Permitted Investments shall be held by or under the control of the Issuer and shall be deemed at all times a part of the Project Fund or other pertinent fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Project Fund or other pertinent fund and any loss resulting therefrom shall be charged to the Project Fund or other pertinent fund. The Issuer shall sell and convert to cash a sufficient amount of such investments whenever the cash held in the Project Fund is insufficient to pay a requisition when presented otherwise make a timely disbursement required to be made therefrom. The Issuer shall not be responsible for any depreciation of the value of any investment made pursuant to this Section or for losses incurred in the redemption, sale or other disposal of any investments made in accordance with this Section, and in the absence of any written direction of the Lessee given in accordance with the provisions hereof, the Issuer may hold any and all funds uninvested.

Section 802. Bond Fund Investments. Moneys held in the Bond Fund (other than moneys held in the special account in the Bond Fund referred to in Section 604(b) hereof) shall be invested and reinvested by the Issuer at the written direction of the Lessee in accordance with the treatment prescribed for Project Fund moneys in Section 4.8 of the Lease Agreement. Such investments shall be held by or under the control of the Issuer and shall be deemed at all times a part of the Bond Fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Bond Fund and any loss resulting therefrom shall be charged to the Bond Fund. The Issuer shall sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or prepayment date prior to maturity) and interest on the Bonds as the same become due and payable. The Issuer shall not be responsible for any depreciation of the value of any investment made pursuant to this Section or for losses incurred in the redemption, sale or other disposal of any investments made in accordance with this Section, and in the absence of any written direction of the Lessee given in accordance with the provisions hereof, the Issuer may hold any and all funds uninvested. The money in the special account shall be held uninvested.
ARTICLE IX
POSSESSION, USE AND PARTIAL RELEASE OF PROJECT
Section 901. Subordination to Rights of the Lessee. So long as the Lessee is not in default under the Lease Agreement, this Financing Agreement and the rights, options and privileges hereunder of the Bondholder are specifically made subject and subordinate to the rights, options, obligations and privileges of the Lessee set forth in the Lease Agreement. So long as not otherwise provided in this Financing Agreement, the Lessee shall be suffered and permitted to possess, use and enjoy the Project and its appurtenances so as to carry out its obligations under the Lease Agreement.
Section 902. Release of Leased Project Facility Site, Project Building and Project Equipment. Reference is made to the provisions of the Lease Agreement, including, without limitation, Section 6.2 and Section 11.4 thereof, wherein the Lessee has reserved the right to release the Project Facility Site the Project Building and the Project Equipment from the Lease Agreement upon compliance with the terms and conditions of the Lease Agreement. The Bondholder shall at the request of the Issuer or the Lessee release all its rights to and liens on the rents, revenues and receipts derived from such withdrawn items under this Financing Agreement upon compliance with the provisions of the Lease Agreement. The Bondholder is hereby authorized and directed to execute and record or cause to be executed and properly recorded any and all instruments reasonably requested by the Lessee to effectuate a conveyance of the property so released and to terminate any security interest or other lien with respect thereto.
ARTICLE X
DISCHARGE OF LIEN
Section 1001. Discharge of Lien. If the Issuer shall pay or cause to be paid the principal of and interest on the Bonds at the times and in the manner stipulated therein and herein, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Financing Agreement expressed as to be kept, performed and observed by it or on its part, then the lien of this Financing Agreement, these presents and the Pledged Estate shall cease, determine and be void, and thereupon the Bondholder shall cancel and discharge this Financing Agreement, and execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Financing Agreement and reconvey to the Issuer the Pledged Estate, and assign and deliver to the Issuer so much of the Pledged Estate as may be in its possession or subject to its control, except for moneys and Government Obligations held in the Bond Fund for the purpose of paying Bonds which have not yet been presented for payment and moneys and obligations in the Bond Fund required to be paid to the Lessee pursuant to Section 609 hereof. Upon payment in full of the Bonds, at the written direction of the Lessee and the Issuer, the Escrow Agent shall deliver the Warranty Deed and the Bills of Sale to the Lessee.
Section 1002. Provision for Payment of Bonds. Bonds shall be deemed to have been paid within the meaning of Section 1001 hereof if:
(a) there shall have been irrevocably deposited in the Bond Fund either:
(i) sufficient moneys, or
(ii) Government Obligations of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in the restricted account also), be sufficient, together with any moneys referred to in subsection (i) above, for the payment at their respective maturities or prepayment dates prior to maturity, of the principal thereof, together with the interest accrued and to accrue to such maturity or prepayment dates, as the case may be; and
        (b) if any Bonds are to be prepaid on any date prior to their maturity, the Issuer shall have given to the Bondholder all prepayment notices required by this Financing Agreement.

Section 1003.  Discharge of the Financing Agreement. Notwithstanding the fact that the lien of this Financing Agreement upon the Pledged Estate may have been discharged and cancelled in accordance with Section 1001 hereof, this Financing Agreement and the rights granted and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Pledged Estate may have been discharged and cancelled, shall nevertheless continue and subsist until the principal of and interest on all of the Bonds shall have been fully paid or the Issuer shall have returned to the Lessee pursuant to this Financing Agreement all funds theretofore held by the Issuer for payment of any Bonds not theretofore presented for payment.

ARTICLE XI
DEFAULT PROVISIONS AND
REMEDIES OF BONDHOLDER
Section 1101. Defaults; Events of Default. If any of the following events occurs, subject to the terms of Section 1112 hereof, it is hereby defined as and declared to be and to constitute an “event of default” under this Financing Agreement:
        (a) default in the due and punctual payment of any interest on any Bond; or
        (b) default in the due and punctual payment of the principal of any Bond, whether at the maturity thereof or any prepayment date prior to maturity, or upon maturity thereof by declaration; or
        (c) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Financing Agreement or in the Bonds contained; or
        (d) the occurrence of an “Event of Default” under the Lease Agreement as provided in Section 10.1 thereof; or
        (e) the occurrence of a default by the Issuer under the Security Deed.
Section 1102. Acceleration. Upon the occurrence of an event of default, and subject to the waiver provisions of Section 1111 hereof, the Bondholder may declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable, by notice in writing delivered to the Issuer, and the same shall thereupon become and be immediately due and payable. Upon any declaration of acceleration hereunder, the Bondholder shall immediately declare all rental payments due under the Lease Agreement to be immediately due and payable in accordance with Section 10.2 of the Lease Agreement.
Section 1103. Other Remedies. Upon the occurrence of an event of default, and subject to the waiver provisions of Section 1111 hereof, the Bondholder shall have the power to proceed with any right or remedy granted by the Constitution and laws of the State of Georgia, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any proper, legal or equitable remedy as the Bondholder shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Pledged Estate, of a receiver for all or any part of the Pledged Estate and the rents, revenues and receipts thereof; the rights herein specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Bondholder is authorized to further assign the Issuer’s right, title and interest in the Lease Agreement to a third party, provided that the Bondholder shall provide written notice of such assignment to the Issuer and the Lessee at least one business day prior to the effective date of any such assignment.
Section 1104. Rights of Bondholder.
No right or remedy by the terms of this Financing Agreement conferred upon or reserved to the Bondholder is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to any other right or remedy given to the Bondholder or now or hereafter existing at law, in equity or by statute.
No delay or omission to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.
No waiver of any event of default hereunder by the Bondholder shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.
Section 1105. Right of Bondholder to Direct Proceedings. Anything in this Financing Agreement to the contrary notwithstanding, the Bondholder shall have the right, at any time, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Financing Agreement, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Financing Agreement.
Section 1106. Appointment of Receivers. Upon the occurrence of an event of default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights and remedies of the Bondholder under this Financing Agreement, the Bondholder shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Project and of the rents, revenues and receipts thereof and therefrom, pending such proceedings, with such powers as the court making such appointment shall confer.
Section 1107. Application of Moneys. All moneys received by the Bondholder pursuant to any right given or action taken under the provisions of this Article shall, after payment of the reasonable costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Bondholder, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:
        (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:
first - to the payment to the Bondholder of all installments of interest then due on the Bonds (other than installments of interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), in the order of the maturity of the installments of such interest; and
second - to the payment to the Bondholder of the unpaid principal of any of the Bonds which shall have become due (other than principal of Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due.
        (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment to the Bondholder of the principal and interest then due and unpaid upon the Bonds (other than principal of and interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund).
        (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.
Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Bondholder shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Bondholder shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Issuer shall give such notice as it may deem appropriate of the deposit to the Bond Fund of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Bondholder until such Bond shall be presented to the Issuer for appropriate endorsement or for cancellation if paid in full.
Whenever all Bonds and interest thereon have been paid under the provisions of this Section 1107 and all expenses and charges of the Bondholder have been paid, any balance remaining in the Bond Fund shall be paid to the Lessee as provided in Section 609 hereof.
Section 1108. Rights and Remedies Vested in Bondholder. Subject to the provisions of Section 1104, all rights and remedies of action (including the right to file proof of claims) under this Financing Agreement or under any of the Bonds may be enforced by the Bondholder, and any recovery of judgment shall be for the benefit of the Bondholder.
Section 1109. Rights and Remedies of Bondholder. Nothing in this Financing Agreement contained shall affect or impair the right of the Bondholder to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the Bondholder at the time, place, from the source and in the manner expressed in the Bonds.
Section 1110. Termination of Proceedings. In case the Bondholder shall have proceeded to enforce any right or remedy under this Financing Agreement by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Bondholder shall be restored to their former positions and rights hereunder with respect to the Pledged Estate, and all rights, remedies and powers of the Bondholder shall continue as if no such proceedings had been taken.

Section 1111. Waivers of Events of Default. The Bondholder may in its discretion waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal and its consequences, if such event of default has been cured and there is no longer continuing any default hereunder; provided, however, that there shall not be waived (i) any event of default pertaining to the payment of the principal of any Bond at its maturity date or any prepayment date prior to maturity, or (ii) any event of default pertaining to the payment when due of the interest on any Bond, unless prior to such waiver or rescission, all arrears of principal (due otherwise than by declaration) and interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of principal and interest and all arrears of payments of principal when due, as the case may be, and all expenses of the Bondholder in connection with such event of default, shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Bondholder on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer and the Bondholder shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.
Section 1112. Notice of Defaults; Opportunity of the Issuer and Lessee to Cure Defaults. No default specified in Section 1101(c) hereof shall constitute an event of default hereunder until notice of such default by registered or certified mail shall be given by the Bondholder to the Issuer and the Lessee, and the Issuer shall have had thirty (30) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, further, that if a default specified in said Section 1101(c) be such that it can be corrected but not within the period specified herein, it shall not constitute the basis of an event of default hereunder (i) if corrective action capable of remedying such default is instituted by the Issuer within the applicable period and diligently pursued until the default is corrected, and (ii) if the Issuer shall within the applicable period furnish to the Bondholder a certificate certifying that said default is such that it can be corrected but not within the applicable period and that corrective action capable of remedying such default has been instituted and is being diligently pursued and will be diligently pursued until the default is corrected. The Issuer shall notify the Bondholder by certificate executed as above when such default has been corrected.
With regard to any default concerning which notice is given to the Lessee or the Issuer under the provisions of this Section 1112, the Issuer hereby grants to the Lessee full authority to perform any obligation the performance of which by the Issuer is alleged in said notice to be in default, such performance by the Lessee to be in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution. The Issuer acknowledges that so long as a Permitted Mortgage is in effect with respect to the Project, the Permitted Beneficiary, in addition to the Lessee, shall be entitled to perform the Issuer’s obligations.
ARTICLE XII
[Reserved]
ARTICLE XIII
SUPPLEMENTAL ADDENDUMS
Section 1301. Supplemental Addendums to Financing Agreement Requiring Consent of Bondholder. Any addendum or addendums supplemental hereto shall require the written consent of the Issuer and the Bondholder. Upon the execution of any such supplemental addendum as in this Section permitted and provided, this Financing Agreement shall be modified and amended in accordance therewith.
Anything herein to the contrary notwithstanding, a supplemental addendum under this Article XIII which affects any right or obligation of the Lessee under the Lease Agreement shall not become effective unless and until the Lessee shall have consented to the execution and delivery of such supplemental addendum. In this regard, the Bondholder and the Issuer shall cause notice of the proposed execution and delivery of any such supplemental addendum together with a copy of the proposed supplemental addendum to be mailed by certified or registered mail or UPS Next-Day-Air to the Lessee at least thirty (30) days prior to the proposed date of execution and delivery of any such supplemental addendum. The Lessee shall be deemed to have consented to the execution and delivery of any such supplemental addendum if the Bondholder does not receive a letter of protest or objection thereto signed by or on behalf of the Lessee on or before 4:30 o’clock P.M., eastern standard time, of the thirtieth (30th) day after the mailing of said notice and a copy of the proposed supplemental addendum.
ARTICLE XIV
AMENDMENT OF LEASE AGREEMENT
Section 1401. Amendments, etc., to Lease Agreement Requiring Consent of Bondholder. Neither the Issuer nor the Lessee shall consent to any amendment, change or modification of the Lease Agreement without the delivery of notice and the written approval or consent of the Bondholder.

ARTICLE XV
MISCELLANEOUS
Section 1501. [Reserved].
Section 1502. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Financing Agreement or the Bonds is intended or shall be construed to give to any Person other than the Issuer, the Lessee and the Bondholder any legal or equitable right, remedy or claim under or in respect to this Financing Agreement or any covenants, agreements, conditions and provisions herein contained; this Financing Agreement and all of the covenants, agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of parties hereto and the Lessee as herein provided.
Section 1503. Severability. If any provision of this Financing Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.
Section 1504. Notices. It shall be sufficient service of any notice, request, complaint, demand or other paper if the same shall be duly mailed by first class or registered or certified mail, or overnight mail or hand-delivered, addressed as follows:

If to the Issuer:	Gainesville and Hall County Development Authority P. O. Box 3280 Gainesville, GA 30503 Attention: Chairman

If to the Lessee:	Fox Factory, Inc. 6634 Highway 53 Braselton, Georgia 30517 Attention: David Haugen

If to the Bondholder:	Fox Factory, Inc. 6634 Highway 53 Braselton, Georgia 30517 Attention: David Haugen
A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer, the Lessee or the Bondholder shall also be given to each of the others. The Issuer, the Lessee and the Bondholder may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.
Section 1505. Issuer as Paying Agent and Bond Registrar. The Issuer shall act as paying agent and Bond Registrar for and in respect of the Bonds.
Section 1506. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of principal of or interest on the Bonds or the date fixed for prepayment of any Bonds shall be, in the city of payment, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal or interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, Sunday, legal holiday or day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for prepayment, and no interest shall accrue for the period after such date.
Section 1507. Counterparts. This Financing Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
Section 1508. Law Governing Financing Agreement. The effect and meaning of this Financing Agreement and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia.

Section 1509. Third Party Beneficiary. Lessee is a third party beneficiary of this Financing Agreement, including but not limited to Section 510.
IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by its Chairman and its corporate seal to be hereunto affixed and attested by its Secretary, and the Bondholder has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY

By: /s/ Philip A. Wilheit
Chairman

Attest: /s/ T. Treadwell Syfan
Secretary

FOX FACTORY, INC., as Bondholder

By: /s/ John E. Blocher
John E. Blocher
Chief Financial Officer

CONSENT OF ESCROW AGENT

        The undersigned hereby consents and agrees to serve as the Escrow Agent to carry out the duties of the Escrow Agent set forth in Section 510 of the Financing Agreement.

Stewart, Melvin & Frost, LLP

By: /s/ T. Treadwell Syfan
Date: June 12, 2020